                                                                   EXHIBIT 99.36

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal                   MLM 04-WMC5
Account                DB
Completed              10/21/04 11:09 AM

                                 MLMI 2004-WMC5
                               AVAILABLE FUNDS CAP
       +(NET COLLATERAL INTEREST) / SUM(BOND BALANCES) * 360 / (ACT DAYS)

       Scenario 1    Scenario 2    Scenario 3    Scenario 5    Scenario 1    Scenario 2    Scenario 3    Scenario 5
       ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
1ml     20.00000      20.00000      20.00000      20.00000      20.00000      20.00000      20.00000      20.00000
6ml     20.00000      20.00000      20.00000      20.00000      20.00000      20.00000      20.00000      20.00000

       Scenario 1    Scenario 2    Scenario 3    Scenario 5
       ----------    ----------    ----------    ----------
1ml     20.00000      20.00000      20.00000      20.00000
6ml     20.00000      20.00000      20.00000      20.00000

   Fixed      70% PPC   70% PPC   70% PPC   70% PPC   80% PPC   80% PPC   80% PPC   80% PPC   90% PPC   90% PPC   90% PPC   90% PPC
    Arm       100% PPC  110% PPC  120% PPC  130% PPC  100% PPC  110% PPC  120% PPC  130% PPC  100% PPC  110% PPC  120% PPC  130% PPC
------------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 0  10/29/04
 1  11/25/04    7.017     7.017     7.017     7.017     7.017     7.017     7.017     7.017     7.017     7.017     7.017     7.017
 2  12/25/04    9.998    10.001    10.005    10.008     9.999    10.002    10.006    10.009     9.999    10.003    10.006    10.010
 3   1/25/05    9.994    10.002    10.010    10.018     9.996    10.004    10.012    10.020     9.998    10.006    10.014    10.022
 4   2/25/05    9.990    10.003    10.017    10.031     9.993    10.007    10.021    10.035     9.996    10.010    10.024    10.038
 5   3/25/05    9.989    10.006    10.024    10.041     9.993    10.010    10.027    10.045     9.996    10.014    10.031    10.049
 6   4/25/05    9.980    10.007    10.035    10.064     9.987    10.014    10.042    10.071     9.993    10.021    10.049    10.078
 7   5/25/05    9.975    10.010    10.045    10.081     9.983    10.018    10.053    10.090     9.991    10.026    10.062    10.098
 8   6/25/05    9.968    10.014    10.061    10.109     9.979    10.024    10.072    10.121     9.990    10.035    10.083    10.132
 9   7/25/05    9.964    10.018    10.074    10.132     9.976    10.030    10.086    10.145     9.988    10.042    10.099    10.158
10   8/25/05    9.955    10.022    10.091    10.164     9.970    10.037    10.107    10.181     9.985    10.053    10.123    10.197
11   9/25/05    9.948    10.025    10.106    10.191     9.965    10.043    10.125    10.210     9.982    10.061    10.143    10.230
12  10/25/05    9.946    10.029    10.117    10.210     9.963    10.048    10.137    10.230     9.982    10.067    10.157    10.252
13  11/25/05    9.935    10.033    10.136    10.244     9.956    10.056    10.160    10.269     9.978    10.079    10.184    10.295
14  12/25/05    9.933    10.036    10.145    10.260     9.955    10.060    10.170    10.286     9.977    10.084    10.195    10.313
15   1/25/06    9.921    10.038    10.163    10.294     9.947    10.066    10.193    10.326     9.973    10.095    10.223    10.358
16   2/25/06    9.914    10.042    10.176    10.319     9.942    10.072    10.209    10.354     9.971    10.103    10.242    10.390
17   3/25/06    9.927    10.046    10.171    10.304     9.951    10.072    10.199    10.334     9.976    10.098    10.228    10.365
18   4/25/06    9.899    10.046    10.202    10.366     9.932    10.082    10.241    10.409     9.966    10.119    10.281    10.452
19   5/25/06    9.899    10.049    10.208    10.376     9.932    10.085    10.247    10.419     9.966    10.122    10.288    10.463
20   6/25/06    9.881    10.059    10.251    10.456     9.920    10.102    10.298    10.509     9.960    10.146    10.347    10.562
21   7/25/06    9.880     9.994    10.118    10.252     9.919    10.037    10.165    10.304     9.959    10.081    10.213    10.356
22   8/25/06    9.860     9.998    10.148    10.311     9.906    10.048    10.203    10.373     9.952    10.100    10.260    10.436
23   9/25/06    9.849     9.999    10.162    10.342     9.899    10.054    10.224    10.410     9.949    10.110    10.286    10.480
24  10/25/06    9.849     9.996    10.156    10.333     9.899    10.051    10.218    10.403     9.949    10.107    10.282    10.474
25  11/25/06    9.829     9.995    10.177    10.377     9.885    10.058    10.248    10.457     9.942    10.123    10.321    10.540
26  12/25/06    9.832     9.988    10.159    10.346     9.887    10.050    10.229    10.426     9.943    10.114    10.301    10.508
27   1/25/07    9.809     9.928    10.057    10.199     9.872     9.997    10.135    10.286     9.935    10.069    10.215    10.376
28   2/25/07    9.799     9.921    10.053    10.198     9.865     9.994    10.136    10.291     9.932    10.069    10.220    10.386
29   3/25/07    9.836     9.902     9.973    10.050     9.890     9.961    10.038    10.123     9.944    10.021    10.105    10.198
30   4/25/07    9.778     9.906    10.044    10.195     9.851     9.988    10.136    10.299     9.925    10.071    10.231    10.405
31   5/25/07    9.784     9.895    10.015    10.145     9.855     9.974    10.104    10.246     9.927    10.056    10.196    10.350
32   6/25/07    9.757     9.888    10.030    10.183     9.836     9.978    10.131    10.298     9.917    10.070    10.236    10.417
33   7/25/07    9.764     9.796     9.830     9.867     9.841     9.880     9.923     9.969     9.920     9.967    10.019    10.075
34   8/25/07    9.735     9.790     9.849     9.913     9.822     9.886     9.955    10.031     9.910     9.984    10.065    10.152
35   9/25/07    9.723     9.778     9.838     9.901     9.813     9.878     9.949    10.025     9.906     9.981    10.063    10.152
36  10/25/07    9.732     9.764     9.797     9.833     9.820     9.860     9.903     9.950     9.909     9.959    10.013    10.071
37  11/25/07    9.700     9.755     9.815     9.878     9.798     9.864     9.936    10.012     9.898     9.976    10.061    10.152
38  12/25/07    9.749     9.751     9.752     9.753     9.832     9.840     9.849     9.858     9.915     9.931     9.949     9.967
39   1/25/08    9.717     9.664     9.607     9.547     9.810     9.762     9.712     9.659     9.904     9.863     9.820     9.774
40   2/25/08    9.707     9.652     9.593     9.532     9.803     9.754     9.702     9.648     9.901     9.859     9.814     9.767
41   3/25/08    9.747     9.631     9.510     9.384     9.830     9.717     9.597     9.473     9.914     9.805     9.688     9.565
42   4/25/08    9.686     9.627     9.566     9.502     9.789     9.737     9.682     9.625     9.893     9.849     9.803     9.754
43   5/25/08    9.702     9.613     9.519     9.423     9.799     9.715     9.627     9.535     9.899     9.821     9.738     9.652
44   6/25/08    9.665     9.602     9.537     9.470     9.774     9.719     9.661     9.601     9.886     9.839     9.790     9.739
45   7/25/08    9.682     9.509     9.329     9.146     9.785     9.614     9.434     9.250     9.891     9.723     9.545     9.360
46   8/25/08    9.643     9.499     9.351     9.200     9.759     9.620     9.474     9.326     9.878     9.744     9.603     9.458
47   9/25/08    9.633     9.487     9.336     9.184     9.752     9.610     9.463     9.313     9.875     9.739     9.596     9.449
48  10/25/08    9.652     9.470     9.285     9.098     9.765     9.585     9.400     9.211     9.881     9.704     9.520     9.331
49  11/25/08    9.611     9.460     9.306     9.152     9.737     9.591     9.440     9.288     9.867     9.727     9.581     9.432
50  12/25/08    9.631     9.445     9.255     9.066     9.751     9.566     9.376     9.185     9.874     9.692     9.503     9.311
51   1/25/09    9.588     9.365     9.139     8.916     9.722     9.500     9.272     9.045     9.859     9.639     9.412     9.182
52   2/25/09    9.577     9.351     9.124     8.900     9.714     9.489     9.259     9.031     9.855     9.632     9.403     9.172
53   3/25/09   10.130     9.832     9.532     9.240    10.260     9.957     9.649     9.345    10.394    10.087     9.772     9.457
54   4/25/09    9.553     9.323     9.092     8.868     9.698     9.467     9.235     9.006     9.847     9.619     9.385     9.153
55   5/25/09    9.579     9.310     9.043     8.784     9.715     9.443     9.169     8.901     9.855     9.582     9.302     9.026
56   6/25/09    9.530     9.294     9.060     8.835     9.681     9.445     9.209     8.979     9.838     9.604     9.367     9.133
57   7/25/09    9.557     9.250     8.947     8.658     9.699     9.386     9.073     8.771     9.847     9.529     9.208     8.892
58   8/25/09    9.507     9.235     8.968     8.714     9.665     9.391     9.118     8.855     9.830     9.555     9.278     9.008
59   9/25/09    9.495     9.221     8.954     8.701     9.657     9.381     9.107     8.845     9.826     9.549     9.270     9.001
60  10/25/09    9.525     9.212     8.908     8.623     9.677     9.357     9.042     8.742     9.836     9.511     9.186     8.872
61  11/25/09    9.471     9.193     8.925     8.675     9.640     9.360     9.084     8.824     9.817     9.536     9.255     8.987
62  12/25/09    9.502     9.186     8.882     8.600     9.661     9.337     9.021     8.724     9.827     9.497     9.170     8.858
63   1/25/10    9.447     9.158     8.883     8.628     9.623     9.331     9.046     8.781     9.808     9.514     9.223     8.949
64   2/25/10    9.435     9.145     8.869     8.617     9.615     9.321     9.036     8.772     9.804     9.508     9.217     8.952
65   3/25/10    9.959     9.589     9.238     8.919    10.125     9.741     9.372     9.031    10.300     9.904     9.517     9.174
66   4/25/10    9.409     9.118     8.843     8.594     9.597     9.300     9.015     8.754     9.794     9.495     9.203     8.960
67   5/25/10    9.446     9.117     8.808     8.531     9.622     9.282     8.958     8.664     9.807     9.459     9.129     8.846
68   6/25/10    9.385     9.091     8.817     8.573     9.580     9.280     8.996     8.747     9.785     9.483     9.208     8.970
69   7/25/10    9.423     9.086     8.774     8.497     9.606     9.256     8.927     8.647     9.798     9.439     9.121     8.836
70   8/25/10    9.360     9.058     8.781     8.536     9.562     9.253     8.963     8.729     9.775     9.463     9.201     8.961
71   9/25/10    9.348     9.046     8.769     8.527     9.553     9.243     8.962     8.731     9.771     9.467     9.206     8.968
72  10/25/10    9.382     9.044     8.735     8.467     9.574     9.221     8.909     8.646     9.777     9.433     9.127     8.849
73  11/25/10    9.308     9.004     8.729     8.498     9.519     9.207     8.942     8.714     9.744     9.456     9.195     8.960
74  12/25/10    9.343     9.002     8.695     8.445     9.539     9.184     8.889     8.630     9.749     9.420     9.114     8.840
75   1/25/11    9.266     8.956     8.678     8.461     9.483     9.171     8.910     8.682     9.718     9.436     9.171         -
76   2/25/11    9.245     8.934     8.663     8.449     9.464     9.159     8.899     8.673     9.713     9.429     9.164         -
77   3/25/11    9.655     9.255     8.915     8.638     9.843     9.444     9.093     8.790    10.069     9.668     9.294         -
78   4/25/11    9.202     8.889     8.634     8.425     9.426     9.135     8.876     8.655     9.700     9.415     9.151         -
79   5/25/11    9.242     8.895     8.617     8.386     9.454     9.126     8.831     8.581     9.717     9.382         -         -
80   6/25/11    9.159     8.853     8.606     8.402     9.400     9.112     8.855     8.637     9.688     9.401         -         -
81   7/25/11    9.200     8.866     8.589     8.362     9.433     9.102     8.808         -     9.705     9.366         -         -
82   8/25/11    9.115     8.821     8.576     8.375     9.378     9.087     8.830         -     9.676         -         -         -
83   9/25/11    8.583     8.245     7.958     7.724     8.794     8.438     8.125         -     9.029         -         -         -
84  10/25/11    8.849     8.503     8.208     7.970     9.073     8.704         -         -     9.319         -         -         -
85  11/25/11    8.547     8.213     7.929     7.702     8.766     8.409         -         -     9.007         -         -         -
86  12/25/11    8.816     8.471     8.180     7.949     9.044     8.675         -         -     9.297         -         -         -
87   1/25/12    8.516     8.183     7.903     7.683     8.739     8.382         -         -         -         -         -         -
88   2/25/12    8.501     8.168     7.891     7.674     8.727         -         -         -         -         -         -         -
89   3/25/12    9.071     8.717     8.423         -     9.315         -         -         -         -         -         -         -
90   4/25/12    8.471     8.141     7.869         -     8.702         -         -         -         -         -         -         -
91   5/25/12    8.739     8.399         -         -     8.980         -         -         -         -         -         -         -
92   6/25/12    8.443     8.115         -         -         -         -         -         -         -         -         -         -
93   7/25/12    8.711     8.373         -         -         -         -         -         -         -         -         -         -
94   8/25/12    8.417     8.091         -         -         -         -         -         -         -        -          -         -
95   9/25/12    8.404         -         -         -         -         -         -         -         -        -          -         -
96  10/25/12    8.672         -         -         -         -         -         -         -         -        -          -         -
97  11/25/12    8.380         -         -         -         -         -         -         -         -        -          -         -
98  12/25/12    8.647         -         -         -         -         -         -         -         -        -          -         -
99   1/25/13        -         -         -         -         -         -         -         -         -        -          -         -